UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2008

Transbotics Corporation
(Exact name of registrant as specified in its charter)
Delaware	0-18253	56-1460497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3400 Latrobe Drive Charlotte, NC	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 362-1115

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The position of Principal Accounting Officer was eliminated in an effort to reduce operating expenses for the Company, effective December 31, 2007. Mr. Todd Plyler held the position and has since joined a public accounting firm. The Company’s  Chief Financial Officer, Claude Imbleau, has assumed the responsibilities of the Principal Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transbotics Corporation

Date:	January 18, 2008	By:	/s/ Claude Imbleau
Claude Imbleau
Chief Financial Officer